UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
___________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 15, 2020

TANGER FACTORY OUTLET CENTERS, INC.
_________________________________________
(Exact name of registrant as specified in its charter)

North Carolina	1-11986	56-1815473
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3200 Northline Avenue, Suite 360, Greensboro, NC 27408
(Address of principal executive offices)
(336) 292-3010
(Registrant’s telephone number, including area code)

N/A
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.01 par value	SKT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
On May 15, 2020, Tanger Factory Outlet Centers, Inc. (the "Company") held its Annual Meeting of Shareholders for 2020 (the "Annual Meeting"). The first matter on which the common shareholders voted was the election of seven directors to serve until the next Annual Meeting of Shareholders. The results of the voting are as shown below:

Nominees	Votes For	Votes Against	Abstain	Broker Non-Votes
Jeffrey B. Citrin	38,480,355	2,227,492	564,783	29,814,904
David B. Henry	35,910,837	4,798,767	563,027	29,814,904
Thomas J. Reddin	38,174,887	2,553,172	544,571	29,814,904
Bridget M. Ryan-Berman	38,342,859	2,398,863	530,908	29,814,904
Susan E. Skerritt	39,919,794	824,427	528,409	29,814,904
Steven B. Tanger	38,898,999	1,892,901	480,731	29,814,904
Luis A. Ubiñas	39,846,359	884,859	541,412	29,814,904
The second matter on which the common shareholders voted was the ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2020. The results of the voting are as shown below:

Votes For	Votes Against	Abstain	Broker Non-Votes
69,735,323	767,230	584,980	—
The third matter on which the common shareholders voted was the approval, on an advisory (non-binding) basis, of named executive officer compensation. The results of the voting are as shown below:

Votes For	Votes Against	Abstain	Broker Non-Votes
26,870,174	13,488,725	913,731	29,814,904
Based on the foregoing votes, each of the seven nominees named above were elected, and each other matter was approved.

Item 7.01.    Regulation FD.

A copy of the Company's press release is hereby furnished as Exhibit 99.1. The information contained in this Item 7.01, including Exhibit 99.1, shall not be deemed "filed" with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specified otherwise. The information found on, or otherwise accessible through, the Company's website is not incorporated into, and does not form a part of, this current report on Form 8-K or any other report or document the Company files with or furnishes to the United States Securities and Exchange Commission.

Item 9.01.    Financial Statement and Exhibits.

(d) Exhibits

The following exhibits are included with this Current Report on Form 8-K:

99.1	Press release announcing the election of the Company's directors and officers.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 15, 2020

TANGER FACTORY OUTLET CENTERS, INC.

By:  /s/ James F. Williams
James F. Williams
Executive Vice President and Chief Financial Officer